PROSPECTUS

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
                            VENTURE SURVIVORSHIP VUL
          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes Survivorship VUL, a flexible premium survivorship variable universal life insurance policy (the "Policy"). The Policy is offered by The Manufacturers Life Insurance Company of New York (the "Company" or "Manulife New York"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life") based in Toronto, Canada. Manulife Financial Corporation ("MFC") is the holding company of Manufacturers Life and its subsidiaries, collectively known as Manulife Financial.

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and to adjust insurance coverage in light of his or her current financial circumstances and insurance needs.

The Policy provides for:

(1) a Net Cash Surrender Value that can be obtained by surrendering the Policy;

(2)   policy loans and partial withdrawals; and

(3) an insurance benefit payable at the death of the last-to-die of the Lives Insured.

Unless the No-Lapse Guarantee is in effect, the Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy. If the No-Lapse Guarantee is in effect, the Policy will remain in force as long as the No-Lapse Guarantee Cumulative Premium Test has been met.

Policy Value may accumulate on a fixed basis or may vary with the investment performance of the sub-accounts of Manufacturer Life of New York's Separate Account B (the "Separate Account"), to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and its corresponding statement of additional information, describe the investment objectives of the Portfolios. The Portfolios available for allocation of Net Premiums are shown in the Policy Summary under "Investment Options and Investment Advisers." Manulife New York may add other sub-accounts and Portfolios in the future.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THESE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Home Office:                                            Service Office Mailing Address:
     The Manufacturers Life Insurance Company of New York             The Manufacturers Life Insurance Company of New York
                     100 Summit Lake Drive                                                P.O. Box 633
                         Second Floor                                                Niagara Square Station
                     Valhalla, NY 10595                                           Buffalo, New York 14201--0633
                                                                                    Telephone: 1-888-267-7784

                   The date of this Prospectus is May 1, 2001.

TABLE OF CONTENTS

Definitions............................................................................    5
Policy Summary.........................................................................    7
   General.............................................................................    7
   Death Benefits......................................................................    7
   Premiums............................................................................    7
   Policy Value........................................................................    7
   Policy Loans........................................................................    7
   Surrender and Partial Withdrawals...................................................    7
   Lapse and Reinstatement.............................................................    8
   Charges and Deductions..............................................................    8
   Investment Options and Investment Advisers..........................................    8
   Investment Management Fees and Expenses.............................................    8
   Table of Charges and Deductions.....................................................    9
   Table of Investment Management Fees and Expenses....................................   10
   Table of Investment Options and Investment Subadvisers..............................   12
General Information about Manulife New York, the Separate Account and the Trust........   14
   Manulife New York...................................................................   14
   The Separate Account................................................................   14
   The Trust...........................................................................   14
   Investment Objectives of the Portfolios.............................................   15
Issuing A Policy.......................................................................   19
   Requirements........................................................................   19
   Minimum Initial Face Amount.........................................................   19
   Temporary Insurance Agreement.......................................................   20
   Right to Examine the Policy.........................................................   20
Death Benefits.........................................................................   20
   Life Insurance Qualification........................................................   21
   Death Benefit Options...............................................................   21
   Changing the Face Amount............................................................   22
Premium Payments.......................................................................   23
   Initial Premiums....................................................................   23
   Subsequent Premiums.................................................................   23
   Maximum Premium Limitation..........................................................   23
   Premium Allocation..................................................................   23
Charges and Deductions.................................................................   24
   Premium Charge......................................................................   24
   Surrender Charges...................................................................   24
   Monthly Charges.....................................................................   26
   Charges for Transfers...............................................................   27
   Reduction in Charges................................................................   27
Special Provisions for Exchanges.......................................................   28
Company Tax Considerations.............................................................   28
Policy Value...........................................................................   28
   Determination of the Policy Value...................................................   28
   Units and Unit Values...............................................................   29
   Transfers of Policy Value...........................................................   29
Policy Loans...........................................................................   30
   Effect of Policy Loan...............................................................   30
   Interest Charged on Policy Loans....................................................   30
   Loan Account........................................................................   31
Policy Surrender and Partial Withdrawals...............................................   31
   Policy Surrender....................................................................   31
   Partial Withdrawals.................................................................   31

Lapse and Reinstatement................................................................   32
   Lapse...............................................................................   32
   No-Lapse Guarantee..................................................................   32
   No-Lapse Guarantee Cumulative Premium Test..........................................   32
   Reinstatement.......................................................................   33
The General Account....................................................................   33
   Fixed Account.......................................................................   33
Other Provisions of the Policy.........................................................   34
   Policyowner Rights..................................................................   34
   Beneficiary.........................................................................   34
   Incontestability....................................................................   34
   Misstatement of Age or Sex..........................................................   34
   Suicide Exclusion...................................................................   34
   Supplementary Benefits..............................................................   35
   Conversion Privilege................................................................   35
Tax Treatment of the Policy............................................................   35
   Life Insurance Qualification........................................................   35
   Tax Treatment of Policy Benefits....................................................   37
   Alternate Minimum Tax...............................................................   40
   Income Tax Reporting................................................................   40
Other Information......................................................................   40
   Payment of Proceeds.................................................................   40
   Reports to Policyowners.............................................................   40
   Distribution of the Policies........................................................   41
   Responsibilities of Manulife New York, Manufacturers Life and MSS...................   41
   Voting Rights.......................................................................   41
   Substitution of Portfolio Shares....................................................   42
   Records and Accounts................................................................   42
   State Regulations...................................................................   42
   Litigation..........................................................................   42
   Independent Auditors................................................................   42
   Further Information.................................................................   42
   Directors and Officers..............................................................   43
    Illustrations......................................................................   45
    Financial Statements...............................................................   45
Appendix A: Illustrations..............................................................  A-1
Appendix B: Audited Financial Statements...............................................  B-1


This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, the prospectus of Manufacturers Investment Trust, or the Statement of Additional Information of Manufacturers Investment Trust.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.


 NYSVUL.PROS05/2001

DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for any of the Lives Insured who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is each of the Lives Insured's age on their birthday closest to the policy date.

Attained Age

is the Age plus the number of whole years that have elapsed since the Policy
Date.

Business Day

is any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a Sub-Account will be determined as of the end of each Business Day, if trading is not restricted. If trading has been restricted, the Company reserves the right to determine accumulation unit values for the Sub-Accounts, if practicable. The Company will deem each Business Day to end at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Cash Surrender Value

is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

Effective Date

is the date the Company becomes obligated under the Policy. It is the date the underwriters approve issuance of the Policy. If the Company approves the policy without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Gross Withdrawal

is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the last-to-die of the Lives Insured.

Lives Insured

are the persons whose lives are insured under the Policy. References to the youngest of the Lives Insured mean the youngest person insured under the Policy when it is first issued.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date

is the Policy Anniversary nearest the date on which the youngest of the Lives Insured reached Attained Age 100, or the date such person would have reached Attained Age 100 if living.

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less the Premium Load. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee

When the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period

is set at issue and will vary by issue age, as set forth in the Policy.

No-Lapse Guarantee Premium

is set at issue and is recalculated whenever there is a policy change.

No-Lapse Guarantee Cumulative Premium

is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount will change if any of the following changes occur under the
Policy:

-     the face amount of insurance changes.

-     a Supplementary Benefit is added, changed or terminated.

- the risk classification of any of the Lives Insured changes because of a change in smoking status.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

-     the Death Benefit Option Changes.

No-Lapse Guarantee Cumulative Premium Test

is a test that is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date

is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)   is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)   is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address

is P. O. Box 633, Niagara Square Station Buffalo, New York 14201-0633.

Surrender Charge Period

is the period following the Issue Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

POLICY SUMMARY

GENERAL

The Policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. The policyowner may change the death benefit option and increase or decrease the Face Amount.

PREMIUMS

Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to the policyowner's instructions, to one or more of the general account and the sub-accounts of Manulife New York's Separate Account B. The policyowner may change allocation instructions at any time and may make transfers among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyowner has allocated premiums. The policyowner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

POLICY LOANS

The policyowner may borrow against the Cash Surrender Value of the Policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

The policyowner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee is in effect, a Policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policyowner. If the No-Lapse Guarantee is in effect, the Policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A lapsed Policy may be reinstated by the policyowner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

The Company assesses certain charges and deductions in connection with the Policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) charges deducted from premiums paid (iii) and charges assessed on surrender or lapse. These charges are summarized in the Table of Charges and Deductions.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

The policyowner may allocate Net Premiums to the general account or to one or more of the sub-accounts of Manulife New York's Separate Account B. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The Table of Investment Options and Investment Advisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS

Premium Charge                              7.50% of each premium paid.

Surrender Charges                           A Surrender Charge is applicable during the first 15 Policy Years.
                                            The Surrender Charge is determined by the following formula:

                                            Surrender Charge = (Surrender Charge Rate) x (Face Amount Associated with the Surrender Charge x 1000) x (Grading Percentage)

                                            The Grading Percentage is based on the issue age of the youngest insured and the policy year in which the transaction causing the assessment of the charge occurs and is set forth in the table under
                                            "Charges and Deductions - Surrender Charges."

                                            The Surrender Charge Rate is calculated as follows:

                                            Surrender Charge Rate  = (8.50) + (82.5%) x (Surrender Charge Premium)

                                               The Surrender Charge Premium is the Surrender Charge Premium
                                               Limit specified in the Policy divided by 1000.

                                            The maximum Surrender Charge for any Policy per $1000 of Face Amount is
                                            $58.00. A portion of this charge may be assessed on a partial withdrawal, as set forth under "Charges and Deductions - Surrender Charges on a
                                            Partial Withdrawal."

Monthly Deductions                          An administration charge of $30 plus $0.08 per $1,000 of current face amount per policy month will be deducted in the first policy year. In subsequent years, the administration charge will not exceed $15 plus
                                            $0.02 per $1,000 of current Face Amount per policy month.

                                            The cost of insurance charge.

                                            Any additional charges for supplementary benefits.

                                            A mortality and expense risks charge. This charge varies by Policy
                                            Year as follows:

                                                                       Current and           Equivalent Annual
                                                 Policy Years          Guaranteed           Mortality and Expense
                                                                         Monthly                Risk Charge
                                                                      Mortality and
                                                                      Expense Risks
                                                                         Charge
                                                     1-20                0.063%                    0.75%
                                                      21+                0.033%                    0.40%

                                            All of the above charges are deducted from the Net Policy Value.


Loan Charges                                A fixed loan interest rate of 5.25%.

                                            Interest credited to amounts in the Loan Account will be equal to the
                                            5.25% rate charged to the loan less the current (and maximum loan spread of 1.25%.

Transfer Charge                             A charge of $25 per transfer for each transfer in excess of 12 in a Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES
TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets for the fiscal year ended December 31, 2000)

                                                                       OTHER EXPENSES
                                                 MANAGEMENT            (AFTER EXPENSE                     TOTAL TRUST
TRUST PORTFOLIO                                     FEES                REIMBURSEMENT)                  ANNUAL EXPENSES
                                                                                                        (AFTER EXPENSE
                                                                                                         REIMBURSEMENT)
-----------------------------------------------------------------------------------------------------------------------
Internet Technologies.....................         1.150%                    0.130%                        1.280%E
Pacific Rim Emerging Markets..............         0.850%                    0.180%                        1.030%
Telecommunications........................         1.100%                    0.130%                        1.230%A
Science & Technology......................         1.100%f                   0.040%                        1.140%
International Small Cap...................         1.100%                    0.440%                        1.540%
Health Sciences...........................         1.100%f                   0.130%                        1.230%A
Aggressive Growth.........................         1.000%                    0.070%                        1.070%
Emerging Small Company....................         1.050%                    0.050%                        1.100%
Small Company Blend.......................         1.050%                    0.140%                        1.190%
Dynamic Growth............................         1.000%                    0.070%                        1.070%E
Mid Cap Growth............................         1.000%                    0.280%                        1.280%A
Mid Cap Opportunities.....................         1.000%                    0.230%                        1.230%A
Mid Cap Stock.............................         0.925%                    0.075%                        1.000%
All Cap Growth............................         0.950%                    0.050%                        1.000%
Financial Services........................         0.950%                    0.090%                        1.040%A
Overseas..................................         0.950%                    0.200%                        1.150%
International Stock.......................         1.050%f                   0.180%                        1.230%
International Value.......................         1.000%                    0.180%                        1.180%
Capital Appreciation......................         0.900%                    0.500%H                       1.400%H
Strategic Opportunities I.................         0.850%                    0.050%                        0.900%
Quantitative Mid Cap......................         0.800%                    0.070%                        0.870%A
Global Equity.............................         0.900%                    0.120%                        1.020%
Strategic Growth..........................         0.900%                    0.120%                        1.020%A
Growth....................................         0.850%                    0.050%                        0.900%
Large Cap Growth..........................         0.875%                    0.065%                        0.940%
All Cap Value.............................         0.950%                    0.140%                        1.090%A
Capital Opportunities.....................         0.900%                    0.160%                        1.060%A
Quantitative Equity.......................         0.700%                    0.050%                        0.750%
Blue Chip Growth..........................         0.875%f                   0.035%                        0.910%
Utilities.................................         0.900%                    0.270%                        1.170%A
Real Estate Securities....................         0.800%A                   0.060%                        0.860%
Small Company Value.......................         1.050%f                   0.190%                        1.240%
Mid Cap Value.............................         0.950%                    0.160%                        1.110%A
Value.....................................         0.800%                    0.060%                        0.860%
Tactical Allocation.......................         0.900%                    0.430%                        1.330%E
Fundamental Value.........................         0.950%                    0.130%                        1.080%A
Growth & Income...........................         0.750%                    0.040%                        0.790%
U.S. Large Cap Value......................         0.875%                    0.055%                        0.930%
Equity-Income.............................         0.875%f                   0.035%                        0.910%
Income & Value............................         0.800%                    0.060%                        0.860%
Balanced..................................         0.704%A                   0.060%                        0.764%
High Yield................................         0.775%                    0.065%                        0.840%
Strategic Bond............................         0.775%                    0.095%                        0.870%
Global Bond...............................         0.800%                    0.200%                        1.000%
Total Return..............................         0.775%                    0.065%                        0.840%
Investment Quality Bond...................         0.650%                    0.080%                        0.730%
Diversified Bond..........................         0.750%                    0.060%                        0.810%
U.S. Government Securities................         0.650%                    0.070%                        0.720%

Money Market..............................         0.500%                    0.040%                        0.540%
Small Cap Index...........................         0.525%                    0.075%G                       0.600%E
International Index.......................         0.550%                    0.050%G                       0.600%E
Mid Cap Index.............................         0.525%                    0.075%G                       0.600%E
Total Stock Market Index..................         0.525%                    0.075%G                       0.600%E
500 Index.................................         0.525%                    0.025%G                       0.550%E
Lifestyle Aggressive 1000D................         0.070%                    1.050%B                       1.120%C
Lifestyle Growth 820D.....................         0.055%                    0.980%B                       1.035%C
Lifestyle Balanced 640D...................         0.055%                    0.890%B                       0.945%C
Lifestyle Moderate 460D...................         0.064%                    0.820%B                       0.884%C
Lifestyle Conservative 280D...............         0.075%                    0.780%B                       0.855%C


-----------------

A     Based on estimates to be made during the current fiscal year.

B     Reflects expenses of the Underlying Portfolios.

C The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:

      If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes,
      (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

      This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2000) as noted in the chart below:

                                                MANAGEMENT                   OTHER                 TOTAL TRUST
      TRUST PORTFOLIO                               FEES                    EXPENSES             ANNUAL EXPENSES
      Lifestyle Aggressive 1000...........         0.070%                    1.075%                   1.145%
      Lifestyle Growth 820................         0.055%                    0.990%                   1.045%
      Lifestyle Balanced 640..............         0.055%                    0.900%                   0.955%
      Lifestyle Moderate 460..............         0.064%                    0.845%                   0.909%
      Lifestyle Conservative 280..........         0.075%                    0.812%                   0.887%

D Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote ( C ) above.

E Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.

F Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The fee reduction is based on the combined asset level of all five portfolios and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

                     COMBINED ASSET LEVELS                                   FEE REDUCTION
                                                                  (AS A PERCENTAGE OF THE ADVISORY FEE)
                     First $750 million                                            0.0%
                     Between $750 million and $1.5 billion                         2.5%
                     Between $1.5 billion and $3.0 billion                         3.75%
                     Over $3.0 billion                                             5.0%

      The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of February 28, 2001, the combined asset level for all four portfolios was approximately $4.469 billion resulting in a fee reduction of 3.065%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.

G MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, and 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

H Annualized - For period November 1, 2000 (commencement of operations) to December 31, 2000. For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Appreciation Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2000. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.700% and 1.600%, respectively. These voluntary expense reimbursements may be terminated at any time.

I     Formerly, Mid Cap Blend.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

      The Trust currently has twenty-five subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.

           SUBADVISER                                                PORTFOLIO

           A I M Capital Management, Inc.                            All Cap Growth Trust
                                                                     Aggressive Growth Trust

           Capital Guardian Trust Company                            Small Company Blend Trust
                                                                     U.S. Large Cap Value Trust
                                                                     Income & Value Trust
                                                                     Diversified Bond Trust

           Cohen & Steers Capital Management, Inc.                   Real Estate Securities Trust

           Davis Select Advisers, L.P.                               Financial Services Trust
                                                                     Fundamental Value Trust

           The Dreyfus Corporation                                   All Cap Value Trust

           Fidelity Management & Research Company                    Strategic Opportunities Trust A
                                                                     Large Cap Growth Trust
                                                                     Overseas Trust

           Founders Asset Management LLC                             International Small Cap Trust
                                                                     Balanced TrustC

           Franklin Advisers, Inc.                                   Emerging Small Company Trust

           INVESCO Funds Group, Inc.                                 Telecommunications Trust
                                                                     Mid Cap Growth Trust

           Janus Capital Corporation                                 Dynamic Growth Trust

           Jennison Associates LLC                                   Capital Appreciation Trust

           Lord, Abbett & Co.                                        Mid Cap Value Trust

           Manufacturers Adviser Corporation                         Pacific Rim Emerging Markets Trust
                                                                     Quantitative Equity Trust
                                                                     Quantitative Mid Cap Trust
                                                                     Money Market Trust
                                                                     Index Trusts
                                                                     Lifestyle Trusts(B)
                                                                     Balanced Trust(C)

           Massachusetts Financial Services Company                  Strategic Growth Trust
                                                                     Capital Opportunities Trust
                                                                     Utilities Trust

           Miller Anderson & Sherrerd, LLP                           Value Trust
                                                                     High Yield Trust

           Brinson Advisors, Inc.                                    Tactical Allocation Trust
           (formerly, Mitchell Hutchins Asset Management Inc.)

           Munder Capital Management                                 Internet Technologies Trust

           Pacific Investment Management Company                     Global Bond Trust
                                                                     Total Return Trust

           Putnam Investment Management, L.L.C.                      Mid Cap Opportunities Trust
                                                                     Global Equity Trust

           Salomon Brothers Asset Management Inc                     U.S. Government Securities Trust
                                                                     Strategic Bond Trust

           SSgA Funds Management, Inc.                               Growth Trust
                                                                     Lifestyle Trusts(B)

           T. Rowe Price Associates, Inc.                            Science & Technology Trust
                                                                     Small Company Value Trust
                                                                     Health Sciences Trust
                                                                     Blue Chip Growth Trust
                                                                     Equity-Income Trust

           T. Rowe Price International, Inc.                         International Stock Trust

           Templeton Investment Counsel, Inc.                        International Value Trust

           Wellington Management Company, LLP                        Growth & Income Trust
                                                                     Investment Quality Bond Trust
                                                                     Mid Cap Stock Trust

      ----------

      (A)     Formerly, the Mid Cap Blend Trust.

      (B) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.

      (C) A shareholders meeting has been scheduled for May 4, 2001 to approve Manufacturers Adviser Corporation as the new subadviser to the Balanced Trust. If this change is approved by shareholders, it will be effective immediately.

GENERAL INFORMATION ABOUT MANULIFE NEW YORK, THE SEPARATE ACCOUNT AND THE TRUST MANULIFE NEW YORK

The Manufacturers Life Insurance Company of New York ("Manulife New York") is a stock life insurance company organized under the laws of New York on March 4, 1992. Its principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, NY 10595. Manulife New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America ("Manulife North America"). Manulife North America is a stock life insurance company organized under the laws of Delaware in 1979 with its principal office located at 500 Boylston Street, Boston, Massachusetts 02116.

Manulife New York's and Manulife North America's ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries collectively known as Manulife Financial. Neither Manulife New York, Manufacturers Life, nor MFC guarantees the investment performance of the Separate Account.

RATINGS

Manulife New York has received the following ratings from independent rating agencies:

           Standard and Poor's Insurance Ratings Service:               AA+ (for claims paying ability)
           A.M.Best Company:                                            A++ (for financial strength)
           Fitch:                                                       AAA (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to The Manufacturers Life Insurance Company of New York as a measure of the Company's ability to honor the death benefit but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife New York.

THE TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife New York to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manulife New York may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.


ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.

The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase.

The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on growth stocks of mid size companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset,s under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.

The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.

The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies, such as real estate investment trusts ("REITs").

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolios total assets in equity securities which the subadviser believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. The Company will not issue a Policy until the underwriting process has been completed to its satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex and/or smoking status, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions). The Issue Date is the date from which the Suicide and Validity provisions of the Policy are determined and is the expected date of actual delivery of the Policy to the policyowner. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the Policy issuance. The Policy Date is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and;

(ii)  the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or the application is rejected, the Policy will be canceled and any partial premium paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

Manulife New York will generally issue a Policy only if it has a Face Amount of at least $250,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis. This means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A policyowner may return a Policy for a refund within 10 days after it is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund in full the payment made.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Company will recalculate the Policy Value and the surrender charges to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Company will recalculate the Policy Value and the surrender charges to the amounts they would have been had the premiums not been paid.

If the policyowner purchases the Policy in connection with a replacement of an existing life insurance policy (as defined below), the policyowner may also cancel the contract by returning it the Service Office or the policyowner's insurance representative at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will pay the policyowner the Policy Value, computed at the end of the valuation period during which the Policy is received by the Company. In the case of a replacement of a Policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her insurance agent or attorney regarding this matter prior to purchasing the new Policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policyowner should consult with his or her insurance agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

DEATH BENEFITS

If the Policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless the beneficiary and the Company agree to another form of settlement option. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

LIFE INSURANCE QUALIFICATION

This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

-     A change in the policy's Face Amount.

-     A change in the death benefit option.

-     Partial Withdrawals.

-     Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policyowner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

MINIMUM DEATH BENEFIT

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.

        TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES
     -----------------------------------------------
     Attained Age              Applicable Percentage
     ------------              ---------------------
     40 and under                       250%
         45                             215%
         50                             185%
         55                             150%
         60                             130%
         65                             120%
         70                             115%
         75                             105%
         90                             105%
    95 and above                        100%

To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by reducing the values proportionately.

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The policyowner may change the death benefit option on the first day of any policy month once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The Policy will not be assessed a Surrender Charge for a reduction in Face Amount solely due to a change in the death benefit option.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change. No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this Prospectus, a policyowner may, upon Written Request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manulife New York approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds' Attained Ages at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in face amount will usually result in the Policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase. See "Lapse and Reinstatement - No-Lapse Guarantee."

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first.

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manulife New York approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the Maturity Date, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manulife New York will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

PREMIUM CHARGE

Manulife New York deducts a premium charge from each premium payment, equal to 7.50% of the premium. The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes, or other related taxes associated with the sale of life insurance products, including the Policies, in the state of New York.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first 15 years following the Policy Date, or the effective date of a Face Amount increase:

-     the Policy is surrendered for its Net Cash Surrender Value,

- a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount),

-     An increase in Face Amount is canceled within two years of the increase or

-     the Policy lapses.

SURRENDER CHARGE CALCULATION

The Surrender Charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Face Amount associated with the Surrender Charge divided by 1000) x (Grading Percentage)

           Face Amount associated with the Surrender Charge

The Face Amount associated with the Surrender Charge equals the Face Amount for which the Surrender Charge is being applied.

       Surrender Charge Rate  (the calculation is also described in words below)

Surrender Charge Rate  = (8.50) + (82.5%) x (Surrender Charge Premium)

DEFINITIONS OF THE FORMULA FACTORS ABOVE

The Surrender Charge Premium is the Surrender Charge Premium Limit specified in the Policy per $1000 of Face Amount:

Grading Percentage

The grading percentage is based on the issue age of the youngest insured and the policy year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                       SURRENDER CHARGE GRADING PERCENTAGE

      ISSUE AGES OF YOUNGER INSURED              0-75         76         77         78         79         80+
      -----------------------------              ----         --         --         --         --         ---
Policy Year 1                                     93%         92%        92%        91%        90%        90%
Policy Year 2                                     86%         85%        84%        83%        81%        80%
Policy Year 3                                     80%         78%        76%        75%        72%        70%
Policy Year 4                                     73%         71%        69%        66%        63%        60%
Policy Year 5                                     66%         64%        61%        58%        54%        50%
Policy Year 6                                     60%         57%        53%        50%        45%        40%
Policy Year 7                                     53%         50%        46%        41%        36%        30%
Policy Year 8                                     46%         42%        38%        33%        27%        20%
Policy Year 9                                     40%         35%        30%        25%        18%        10%
Policy Year 10                                    33%         28%        23%        16%         9%         0%
Policy Year 11                                    26%         21%        15%         8%         0%
Policy Year 12                                    20%         14%         7%         0%
Policy Year 13                                    13%          7%         0%
Policy Year 14                                     6%          0%
Policy Year 15                                     0%

Formulas Described in Words

Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Face Amount associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 15 years. The maximum Surrender Charge for any Policy per $1000 of Face Amount is $58.00.

Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals
8.50 and (b) equals 82.5% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)

-     Policy issued 7 years ago

-     Surrender Charge Premium for the Policy is $3.18

-     Face Amount of the Policy is $250,000

-     Policy is surrendered during the last month of the seventh policy year

Surrender Charge

The Surrender Charge to be assessed would be $1,473 determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate =  (8.50) + (82.5%) x (Surrender Charge Premium)

           $11.12 = (8.50) + (82.5%) x (3.18)

           The Surrender Charge Rate is equal to $11.12.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Face Amount Associated with the Surrender Charge) x (Grading Percentage)

           $1,473 = (11.12) x (250,000 divided by 1000) x (53%)

           The Surrender Charge is equal to $1,473.

Manulife New York may reduce the surrender charge as described above on policies where the anticipated annual premium is $100,000 or greater and the Policy is issued as part of an employer sponsored split dollar or keyman arrangement; 80% of the Surrender Charge will be waived during the first year of the Policy, 60% during the second year and 40% during the third year. The full Surrender Charge will be imposed if the surrender takes place in a fourth or subsequent Policy Year. The Surrender Charge, together with a portion of the premium charge, is designed to compensate the Company for some of the expenses incurred in selling and distributing the Policies, including agent commission, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount (as described below) to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account.

Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

WITHDRAWAL TIER AMOUNT

The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as at the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

(i)   a monthly administration charge;

(ii)  a monthly charge for the cost of insurance;

(iii) a monthly mortality and expense risk charge;

(iv)  a monthly charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE

This charge will be equal to $30 plus $0.08 per $1,000 of current face amount per Policy Month in the first Policy Year. For all subsequent Policy Years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current face amount per Policy Month. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.

The rates for the cost of insurance are blended and based upon the Attained Age, sex, and Risk Classification of the Lives Insured.

Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge will be made applicable to such Supplementary Benefit.

MORTALITY AND EXPENSE RISK CHARGE

A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:


                                                Current and Guaranteed       Equivalent Annual
                                                 Monthly Mortality and     Mortality and Expense
                 Policy Year                     Expense Risks Charge          Risks Charge
                     1-20                                0.063%                    0.75%
                     21+                                 0.033%                    0.40%

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, to cover processing and other administrative costs associated with such transfers.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. Manulife New York reserves the right to reduce any of the Policy's loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife New York believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife New York may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance policies issued either by the Company or Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife New York. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or cancelling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. In addition, transfer privileges are subject to any restrictions that may be imposed by the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a)   within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the 12 transfers that may be made free of charge in any Policy Year, as described below.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manulife New York otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

At any time while this Policy is in force, a policyowner may borrow against the Policy Value of the Policy. The amount of any loan cannot exceed 90% of the Policy's Net Cash Surrender Value. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Policy Loan Interest" and "Surrender or Lapse" under the heading "Tax Treatment of Policy Benefits."

LOAN VALUE

The Loan Value is equal to the Policy's Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% and guaranteed not to exceed this percentage. We may change the differential as of 90 days after we send you written notice of such change.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account, until the value that was transferred from it is fully restored, and then to each Investment Account in the same proportion that the value that was transferred from it bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manulife New York receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges."

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." Manulife New York will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if the face amount of the Policy is changed, if there is a Death Benefit Option change, or if there is any change in the supplementary benefits added to the Policy or in the risk classification of any Lives Insured because of a change in smoking status.

The No-Lapse Guarantee Period is set at issue and will vary by issue age, as set forth in the Policy.

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

(i) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(ii) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium load.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any policy debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)   All Lives Insured's risk classifications are standard or preferred, and

(b)   All Lives Insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of all Lives Insured's insurability, or on the survivor(s) who were insured at the end of the grace period, satisfactory to the Company is provided to the Company;

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the next two monthly deductions;

(c) The Policy cannot be reinstated if any of the Lives Insured die after the Policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT

The general account of Manulife New York consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife New York has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife New York have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manulife New York will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

(a)   the portion of the net premiums allocated to it; plus

(b)   any amounts transferred to it; plus

(c)   interest credited to it; less

(d)   any charges deducted from it; less

(e)   any partial withdrawals from it; less

(f)   any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manulife New York guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may:

-     Vary the premiums paid under the Policy.

-     Change the death benefit option.

-     Change the premium allocation for future premiums.

-     Transfer amounts between sub-accounts.

-     Take loans and/or partial withdrawals.

-     Surrender the contract.

-     Transfer ownership to a new owner.

- Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

-     Change or revoke a contingent owner.

-     Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manulife New York will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manulife New York assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Lives Insured lifetime by giving written notice to Manulife New York in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

Manulife New York will not contest the validity of a Policy after it has been in force during any Lives Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount or the addition of a Supplementary Benefit, after such increase or addition which requires evidence of insurability has been in force during the lifetime of the Lives Insured for two years. If a Policy has been reinstated and been in force during the lifetime of the Lives Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex or both of any of the Lives Insured in the Policy are incorrect, Manulife New York will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If any of the Lives Insured dies by suicide within two years after the Issue Date, the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserve the right to obtain evidence of the manner and cause of death of the Lives Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider which provides additional term insurance at no extra charge during the first four Policy Years to protect against application of the "three year contemplation of death" rule and an option to split the Policy into two individual policies upon divorce, or certain federal tax law changes without evidence of insurability (the "Policy Split Option"). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction. There is an additional charge for the Estate Preservation Rider of 6 cents per $1,000 of Face Amount.

CONVERSION PRIVILEGE

The Policy may be converted to a fixed paid-up benefit at any Policy Anniversary, without evidence of insurability. This conversion privilege is subject to the following conditions:

(a) no further Monthly Deductions will be taken from the Policy Value after the date of conversion,

(b) the Investment Account values as well as the Death Benefit, Policy Value and any other values based on Policy Value will be determined as of the Business Day on which the Company receives a written request for conversion of the Policy,

(c) the basis for determining the amount of paid-up life insurance will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year,

(d)   the Policy may not be reinstated after the date of the conversion.

The Company currently imposes no charge with respect to this privilege.

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. Manulife New York does not make any guarantee regarding the tax status of any policy or any transaction regarding the policies.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

1. The Policy must satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 (the "Code").

2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

3. The Policy must be a valid life insurance contract under applicable state law.

4. The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the Life Insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the

Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes. The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

Investment in the Policy Investment in the Policy means:

(a) the aggregate amount of any premiums or other consideration paid for a Policy; minus

(b) the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded); plus

(c) the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's Maturity Date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements."

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" or "MEC".

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

(a) First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

(b) Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

(c) Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

      (i)   is made on or after the policyowner attains age 59 1/2;

      (ii)  is attributable to the policyowner becoming disabled; or

      (iii) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received.

The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

Policy Split Options

This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same Lives Insured issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the Life or Lives Insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(a)   the value each year of the life insurance protection provided;

(b)   an amount equal to any employer-paid premiums; or

(c) some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manulife New York will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manulife New York will send the policyowner a statement showing, among other things:

-     the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-     the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-     any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

MSS, a Delaware limited liability company organized on October 1, 1997, whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, will act as the principal underwriter of, and continuously offer, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. MSS is a subsidiary of Manulife North America, the ultimate parent of which is Manulife Financial Corporation, a Canadian mutual holding company (as defined in the beginning of the document). MSS is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. MSS is a Delaware limited liability company, the managing member of which is Manulife North America. Manulife North America in its capacity as managing member is authorized to act on behalf of MSS. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with MSS who are also licensed by the New York State Insurance Department and appointed with Manulife New York.

A registered representative will receive commissions not to exceed 105% of premiums in the first year, 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife New York or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANULIFE NEW YORK, MANUFACTURERS LIFE AND MSS

Manulife New York has entered into an agreement with MSS pursuant to which MSS will pay selling broker dealers maximum commission and expense allowance payments pursuant to limitations imposed by New York Insurance Law. Manulife New York will prepare and maintain all books and records required to be prepared and maintained by MSS with respect to the Policies and such other policies, and send all confirmations required to be sent by MSS with respect to the Policies and such other policies. Manulife New York will pay MSS for expenses incurred and services performed by MSS under the terms of the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life has also entered into a Service Agreement with Manulife New York pursuant to which Manufacturers Life or its designee will provide to Manulife New York all issue, administrative, general services and recordkeeping functions on behalf of Manulife New York with respect to all of its insurance policies including the Policies.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife New York is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife New York will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife New York in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife New York to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife New York, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife New York may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife New York reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife New York does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of Manulife New York, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife New York may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and the New York State insurance department may be required.

Manulife New York also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company,
(iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manulife New York is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife New York is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS

The financial statements of The Manufacturers Life Insurance Company of New York at December 31, 2000 and 1999, and for each of the three years ended December 31, 2000 and the financial statements of Separate Account B of the Manufacturers Life Insurance Company of New York for the period August 26, 1999 to December 31, 1999 and for the year ended December 31, 2000, appearing in this prospectus and registration statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manulife New York's Home Office, the address and telephone number of which are on the first page of the prospectus.

DIRECTORS AND OFFICERS

Our Directors and Officers, together with their principal occupations during the past five years, are as follows:


Name, Age and Principal Business     Position with the
Address                              Company                  Principal Occupation
-----------------------------------------------------------------------------------------------------------------------------------
Bruce Avedon                         Director*                Director,  Manulife New York, March 1992 to present; Consultant
Age: 72                                                       (self-employed) September 1983 to present.
6601 Hitching Post Lane
Cincinnati, OH 45230

Thomas Borshoff                      Director*                Director,   Manulife  New  York,  February  1999  to  present;
Age: 54                                                       Self-employed,   Real  Estate Owner/Manager;  Chief  Executive
536 Stone Road                                                Officer  and  Chairman,  First  Federal  Savings and Loan of
Pittsford, NY  14534                                          Rochester, 1983 to 1997.

James R. Boyle                       Director*                Director,  Manulife New York, August 1999 to present;  Senior Vice
Age: 41                                                       President,  U.S. Annuities, Manulife  Financial,  July 1999 to
500 Boylston Street                                           present;  President,  Manulife North America,  July 1999 to present;
Boston, MA  02116                                             Treasurer,  Manufacturers  Investment Trust,  June 1998 to present;
                                                              Vice President, Institutional   Markets,   Manulife  Financial, May
                                                              1998  to  July  1999;  Vice  President, Administration and Chief
                                                              Administrative Officer, Manulife North America, September 1996 to
                                                              May 1998; Vice President, Chief Financial Officer and Chief
                                                              Administrative Officer, Manulife North America, August 1994 to
                                                              September 1996.

Robert A. Cook                       Director*                Director,  ManEquity, Inc., April 1999 to present; Director,
Age: 46                                                       Manulife New York, February 1999 to present;  Senior Vice  President,
73 Tremont Street                                             U.S. Insurance, Manulife Financial, January 1999 to present; Vice
Boston, MA 02108                                              President, U.S. Insurance, Manulife Financial, 1995 to December 1998.

John D. DesPrez III                  Director* and            Executive Vice President, U.S. Operations, Manulife Financial, January
Age: 44                              Chairman of the          1999 to present; Director, Manulife Wood Logan, October 1996 to
73 Tremont Street                    Board of                 present; Director, September 1996 to present and Chairman of the
Boston, MA 02108                     Directors                Board, January 1999 to present, of Manulife North America; President,
                                                              Manulife North America, September 1996 to December 1998; President,
                                                              MIT September 1996 to present; Senior Vice President, U.S. Annuities,
                                                              Manulife Financial, September 1996 to December 1998; Vice President,
                                                              Mutual Funds, Manulife Financial, January 1995 to September
                                                              1996; Director, MWL, December 1995 to present; Director, Wood
                                                              Logan Distributors, March 1993 to present; President, North
                                                              American Funds, March 1993 to September 1996; Director, Manulife
                                                              New York, March 1992 to present;

Ruth Ann Fleming                     Director*                Director,  Manulife New York,  March 1992 to present;  Attorney,
Age: 42                                                       consulting  services and pro bono activities.
205 Highland Avenue
Short Hills, NJ 07078

Name, Age and                        Position with
Principal Business Address           the Company              Principal Occupation
-----------------------------------------------------------------------------------------------------------------------------------
James D. Gallagher                   Director* and            President, Manufacturers Investment Trust, February 2001 to
Age: 46                              President                Present,  President, The Manufacturers Life Insurance Company of
73 Tremont Street                                             New York, August 1999 to Present, Vice President, Secretary and
Boston, MA 02108                                              General Counsel, The Manufacturers Life Insurance Company (USA),
                                                              January 1997 to present; Secretary and General Counsel, Manufacturers
                                                              Adviser Corporation, January 1997 to present; Vice President, Chief
                                                              Legal Officer and Government Relations-U.S. Operations, The
                                                              Manufacturers Life Insurance Company, January 1996 to present; Vice
                                                              President, Secretary and General Counsel, The Manufacturers
                                                              Life Insurance Company of North America, 1994 to present.

David W. Libbey                      Treasurer                Vice President, Treasurer and Chief Financial Officer, Manulife
Age: 54                                                       North America, December 1997 to present; Treasurer,  Manulife New
500 Boylston Street                                           York, November 1997 to present; Vice President,  Finance, Manulife
Boston, MA  02116                                             North America, June 1997 to December 1997; Vice President, Finance,
                                                              Annuities, Manulife Financial, June 1997 to present; Vice President
                                                              & Actuary,  Paul Revere  Insurance Group, June 1970 to March 1997.

Neil M. Merkl, Esq.                  Director*                Director,  Manulife New York, December 1995 to present; Attorney
Age:  70                                                      (self-employed),  April 1994 to present; Attorney, Wilson Elser, 1979
35-35 161st Street                                            to 1994.
Flushing, NY 11358

James P. O'Malley                    Director*                Senior Vice President, U.S. Pensions, Manulife Financial, January 1999
Age:55                                                        to present; Director, Manulife New York, November 1998 to present;
200 Bloor Street East                                         Director, ManAmerica,  November 1998 to present; Vice President,
Toronto, Ontario                                              Systems New Business Pensions, Manulife Financial, 1984 to December
Canada M4W 1E5                                                1998.

James  K. Robinson                   Director*                Director, Manulife New York, March 1992 to present; Retired; Attorney
Age:74                                                        and  Assistant Secretary, Eastman Kodak Company, 1958 to 1991.
7 Summit Drive
Rochester, NY 14620

Gretchen Swanz                       Secretary and            Secretary and Counsel, Manulife New York, February 2000 to present;
Age: 32                              Counsel                  Counsel, ManulifeFinancial, February 1999 to present.
73 Tremont Street
Boston, MA 02108

John Ostler                          Appointed Actuary        Appointed Actuary, Manulife New York, November 2000 to present;  Vice
Age: 47                                                       President and Chief Financial Officer,  U.S. Operations, The
200 Bloor Street East                                         Manufacturers Life Insurance Company (U.S.A.), October 1, 2000 to
Toronto, Ontario                                              present; Vice President and Corporate Actuary, The Manufacturers
Canada M4W 1E5                                                Life Insurance Company, March 1998 to September 2000; Vice
                                                              President & CFO U.S. Individual Insurance, The Manufacturers
                                                              Life Insurance Company, 1992 to March 1998; Vice President, U.S.
                                                              Insurance Products, The Manufacturers Life Insurance Company, 1990-
                                                              1992; Assistant Vice President & Pricing  Actuary , U.S. Insurance,
                                                              The  Manufacturers  Life Insurance  Company, 1988-1990.


* Each Director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.

ILLUSTRATIONS

The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

FINANCIAL STATEMENTS

Our financial statements included herein should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND
             DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of a given age would vary over time if the return on the assets of the Portfolio was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for: deferred underwriting and sales charges, and monthly deductions for administration, cost of insurance and mortality and expense risks.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by the Portfolios are deducted from the gross return. The illustrations reflect an average of the Trusts' expenses, which is approximately 0.981% on an annual basis. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of 0.976%, 4.965% and 10.907%. The illustrations reflect the expense reimbursement in effect for the Lifestyle Trusts and for the Index Trusts. In the absence of such expense reimbursement and expense limitation, the average of the Portfolios current expenses would have been 0.991% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of - 0.991%, 4.955 % and 10.896%. The expense reimbursements for the Lifestyle Trusts remained in effect during the fiscal year ended December 31, 2000 and is expected to remain in effect during the fiscal year ended December 31, 2001. Were the expense reimbursement and expense limitation to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the policy anniversary and that no transfers, partial withdrawals, policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for Federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each death benefit option for male non-smokers, one based on current cost of insurance and monthly administration charges and the other based on the maximum administration charges, deductions from premiums and cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. The current waiver of deductions from premiums and current monthly administration charges and cost of insurance charges are not guaranteed and may be changed. Upon request, we will furnish a comparable illustration based on the proposed life insured's age, sex (unless unisex rates are required by law) and risk class, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, we may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolios for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   Male Non-Smoker Issue Age 55 (Standard) and
                    Female Non-Smoker Issue Age 50 (Standard)
                   $500,000 Face Amount Death Benefit Option 1
                          $7,500 Annual Planned Premium
                            ASSUMING CURRENT CHARGES

                                  0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                                  Gross Investment             Gross Investment Return                 Gross Investment Return
                                      Return
                          -----------------------------      -------------------------------     ----------------------------------
 End Of     Accumulated   Policy       Cash      Death       Policy       Cash        Death       Policy        Cash         Death
 Policy      Premiums      Value    Surrender   Benefit      Value     Surrender     Benefit      Value      Surrender      Benefit
 Year (1)       (2)                  Value (3)                          Value (3)                             Value (3)
---------   -----------   ------    ----------  -------      ------    ----------    --------    --------    ----------    --------
     1         7,875       5,969         229    500,000       6,351         611      500,000       6,734          993       500,000
     2        16,144      12,335       7,026    500,000      13,482       8,174      500,000      14,676        9,367       500,000
     3        24,826      18,550      13,612    500,000      20,870      15,932      500,000      23,376       18,438       500,000
     4        33,942      24,634      20,128    500,000      28,541      24,035      500,000      32,926       28,420       500,000
     5        43,514      30,578      26,504    500,000      36,497      32,423      500,000      43,404       39,330       500,000
     6        53,565      36,385      32,681    500,000      44,750      41,047      500,000      54,903       51,199       500,000
     7        64,118      42,056      38,784    500,000      53,314      50,042      500,000      67,527       64,255       500,000
     8        75,199      47,597      44,757    500,000      62,203      59,364      500,000      81,393       78,554       500,000
     9        86,834      53,022      50,553    500,000      71,446      68,977      500,000      96,643       94,174       500,000
    10        99,051      58,343      56,306    500,000      81,067      79,030      500,000     113,425      111,388       500,000
    15       169,931      82,609      82,609    500,000     134,603     134,603      500,000     225,631      225,631       500,000
    20       260,394     101,909     101,909    500,000     197,810     197,810      500,000     406,165      406,165       500,000
    25       375,851     114,993     114,993    500,000     276,056     276,056      500,000     711,099      711,099       760,876
    30       523,206     112,787     112,787    500,000     369,370     369,370      500,000   1,210,810    1,210,810     1,271,350
    35       711,272      77,661      77,661    500,000     488,130     488,130      512,536   2,021,685    2,021,685     2,122,769
    40       951,298        0 (4)       0 (4)     0 (4)     638,708     638,708      670,643   3,323,072    3,323,072     3,489,225
    45     1,257,639                                        824,854     824,854      833,102   5,437,855    5,437,855     5,492,233
    50     1,648,615                                      1,068,439   1,068,439    1,068,439   8,991,120    8,991,120     8,991,120

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 18 Policy Years.

(4)   In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                  0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                                  Gross Investment             Gross Investment Return                 Gross Investment Return
                                      Return
                          -----------------------------      -------------------------------     ----------------------------------
 End Of     Accumulated   Policy       Cash      Death       Policy       Cash        Death      Policy        Cash         Death
 Policy      Premiums      Value    Surrender   Benefit      Value     Surrender     Benefit      Value      Surrender      Benefit
 Year (1)       (2)                  Value (3)                          Value (3)                             Value (3)
---------   -----------   ------    ----------  -------      ------    ----------    --------    --------    ----------    --------
      1        7,875       5,969        229     500,000      6,351        611        500,000      6,734          993        500,000
      2       16,144      12,335      7,026     500,000     13,482      8,174        500,000     14,676        9,367        500,000
      3       24,826      18,546     13,608     500,000     20,865     15,927        500,000     23,371       18,433        500,000
      4       33,942      24,595     20,089     500,000     28,501     23,995        500,000     32,886       28,380        500,000
      5       43,514      30,475     26,401     500,000     36,390     32,316        500,000     43,292       39,218        500,000
      6       53,565      36,176     32,472     500,000     44,529     40,825        500,000     54,668       50,965        500,000
      7       64,118      41,685     38,414     500,000     52,916     49,644        500,000     67,101       63,829        500,000
      8       75,199      46,991     44,151     500,000     61,546     58,707        500,000     80,684       77,844        500,000
      9       86,834      52,077     49,608     500,000     70,414     67,945        500,000     95,522       93,053        500,000
     10       99,051      56,927     54,890     500,000     79,512     77,475        500,000    111,729      109,692        500,000
     15      169,931      76,594     76,594     500,000    127,816    127,816        500,000    218,200      218,200        500,000
     20      260,394      83,766     83,766     500,000    177,619    177,619        500,000    386,321      386,321        500,000
     25      375,851      67,649     67,649     500,000    226,294    226,294        500,000    673,052      673,052        720,166
     30      523,206        0 (4)     0 (4)      0 (4)     257,999    257,999        500,000  1,139,719    1,139,719      1,196,705
     35      711,272                                       244,368    244,368        500,000  1,879,149    1,879,149      1,973,107
     40      951,298                                        75,538     75,538        500,000  3,020,616    3,020,616      3,171,647
     45    1,257,639                                         0 (4)      0 (4)         0 (4)   4,845,139    4,845,139      4,893,590
     50    1,648,615                                                                          8,016,040    8,016,040      8,016,040

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 18 Policy Years.

(4)   In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                  0% Hypothetical                  6% Hypothetical                         12% Hypothetical
                                  Gross Investment             Gross Investment Return                   Gross Investment Return
                                      Return
                          -----------------------------     -------------------------------       ----------------------------------
 End Of     Accumulated                Cash                               Cash                                   Cash
 Policy      Premiums     Policy    Surrender    Death        Policy   Surrender      Death         Policy     Surrender      Death
 Year (1)       (2)        Value     Value (3)  Benefit       Value     Value (3)    Benefit         Value      Value (3)    Benefit
---------   -----------   ------    ----------  -------     -------    ----------   --------      --------     ----------   --------
      1        8,610       6,606         96     506,606       7,026        516      507,026          7,446         936       507,446
      2       17,651      13,595      7,575     513,595      14,858      8,838      514,858         16,171      10,151       516,171
      3       27,143      20,421     14,822     520,421      22,973     17,374      522,973         25,730      20,130       525,730
      4       37,110      27,103     21,993     527,103      31,399     26,289      531,399         36,222      31,112       536,222
      5       47,576      33,630     29,011     533,630      40,137     35,517      540,137         47,730      43,110       547,730
      6       58,564      40,006     35,806     540,006      49,199     44,999      549,199         60,355      56,155       560,355
      7       70,103      46,231     42,521     546,231      58,596     54,886      558,596         74,207      70,497       574,207
      8       82,218      52,308     49,088     552,308      68,345     65,125      568,345         89,412      86,192       589,412
      9       94,939      58,256     55,456     558,256      78,474     75,674      578,474        106,121     103,321       606,121
     10      108,296      64,084     61,774     564,084      89,009     86,699      589,009        124,496     122,186       624,496
     15      185,791      90,519     90,519     590,519     147,289    147,289      647,289        246,628     246,628       746,628
     20      284,698     110,931     10,938     610,938     214,443    214,443      714,443        439,011     439,011       939,011
     25      410,930     122,991     22,993     622,993     291,941    291,941      791,941        751,758     751,758     1,251,758
     30      572,038     115,111     15,113     615,113     366,907    366,907      866,907      1,241,344   1,241,344     1,741,344
     35      777,658      68,062     68,062     568,062     415,153    415,153      915,153      1,994,892   1,994,892     2,494,892
     40    1,040,086           0 (4)      0 (4)       0 (4) 400,450    400,450      900,450      3,148,245   3,148,245     3,648,245
     45    1,375,018                                        273,763    273,763      773,763      4,920,983   4,920,983     5,420,983
     50    1,802,486                                              0 (4)      0 (4)        0 (4)  7,629,973   7,629,973     8,129,973

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 18 Policy Years.

(4)   In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                  0% Hypothetical                  6% Hypothetical                         12% Hypothetical
                                  Gross Investment             Gross Investment Return                   Gross Investment Return
                                      Return
                          -----------------------------      -------------------------------       ---------------------------------
 End Of     Accumulated                Cash                               Cash                                   Cash
 Policy      Premiums     Policy    Surrender    Death        Policy   Surrender      Death         Policy     Surrender      Death
 Year (1)       (2)        Value     Value (3)  Benefit       Value     Value (3)    Benefit         Value      Value (3)    Benefit
---------   -----------   ------    ----------  -------      -------   ----------    --------      --------    ----------   --------
      1        8,610       6,606         96     506,606        7,026        516      507,026         7,446         936       507,446
      2       17,651      13,595      7,575     513,595       14,858      8,838      514,858        16,171      10,151       516,171
      3       27,143      20,417     14,817     520,417       22,968     17,369      522,968        25,725      20,125       525,725
      4       37,110      27,062     21,953     527,062       31,357     26,247      531,357        36,178      31,069       536,178
      5       47,576      33,522     28,902     533,522       40,022     35,402      540,022        47,609      42,989       547,609
      6       58,564      39,783     35,583     539,783       48,958     44,759      548,958        60,097      55,897       560,097
      7       70,103      45,830     42,120     545,830       58,159     54,449      558,159        73,731      70,021       573,731
      8       82,218      51,648     48,428     551,648       67,614     64,394      567,614        88,604      85,384       588,604
      9       94,939      57,216     54,416     557,216       77,310     74,510      577,310       104,817     102,017       604,817
     10      108,296      62,512     60,202     562,512       87,228     84,918      587,228       122,474     120,164       622,474
     15      185,791      83,580     83,580     583,580      138,878    138,878      638,878       236,315     236,315       736,315
     20      284,698      89,533     89,533     589,533      187,020    187,020      687,020       402,916     402,916       902,916
     25      410,930      67,971     67,971     567,971      217,727    217,727      717,727       646,857     646,857     1,146,857
     30      572,038           0 (4)      0 (4)       0 (4)  188,892    188,892      688,892       971,329     971,329     1,471,329
     35      777,658                                          36,541     36,541      536,541     1,371,673   1,371,673     1,871,673
     40    1,040,086                                               0 (4)      0 (4)        0 (4) 1,824,270   1,824,270     2,324,270
     45    1,375,018                                                                             2,268,399   2,268,399     2,768,399
     50    1,802,486                                                                             2,053,249   2,053,249     2,553,249

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 18 Policy Years.

(4)   In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    APPENDIX B - AUDITED FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS

The Manufacturers Life Insurance Company of New York
Years ended December 31, 2000, 1999 and 1998

              The Manufacturers Life Insurance Company of New York

                          Audited Financial Statements

                  Years ended December 31, 2000, 1999 and 1998




                                    CONTENTS

Report of Independent Auditors..........................................   1

Audited Financial Statements

Balance Sheets..........................................................   2
Statements of Income....................................................   3
Statements of Changes in Shareholder's Equity...........................   4
Statements of Cash Flows................................................   5
Notes to Financial Statements...........................................   6

                         Report of Independent Auditors


The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York



We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York ("the Company") as of December 31, 2000 and 1999, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

February 16, 2001

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS



AS AT DECEMBER 31
ASSETS  ($ thousands)                                                     2000                1999
-----------------------------------------------------------------------------------------------------
INVESTMENTS:
   Fixed maturity securities available-for-sale, at fair value
   (amortized cost: 2000, $114,333; 1999, $125,429)                   $   114,188         $   122,301
   Investment in unconsolidated affiliate                                     200                 175
   Policy loans                                                             2,320                 930
   Short-term investments                                                  48,200              41,311
                                                                      -----------         -----------
TOTAL INVESTMENTS                                                     $   164,908         $   164,717
                                                                      -----------         -----------
Cash and cash equivalents                                                      --               7,093
Accrued investment income                                                   3,277               3,036
Deferred acquisition costs                                                 59,605              50,476
Federal income tax recoverable from affiliates                              1,000                  --
Other assets                                                                  518                 456
Receivable for undelivered securities                                       6,700                  --
Separate account assets                                                 1,165,991           1,119,103
                                                                      -----------         -----------
TOTAL ASSETS                                                          $ 1,401,999         $ 1,344,881
                                                                      ===========         ===========

LIABILITIES AND SHAREHOLDER'S EQUITY ($ THOUSANDS)
-----------------------------------------------------------------------------------------------------
LIABILITIES:

   Policyholder liabilities and accruals                              $   128,551         $   131,104
   Payable to affiliates                                                    3,079               3,825
   Deferred income taxes                                                    6,129               4,382
   Cash overdraft                                                           1,312                  --
   Other liabilities                                                        7,307               5,258
   Separate account liabilities                                         1,165,991           1,119,103
                                                                      -----------         -----------
TOTAL LIABILITIES                                                     $ 1,312,369         $ 1,263,672
                                                                      -----------         -----------

SHAREHOLDER'S EQUITY:
   Common stock                                                       $     2,000         $     2,000
   Additional paid-in capital                                              72,706              72,706
   Retained earnings                                                       15,435               8,947
   Accumulated other comprehensive loss                                      (511)             (2,444)
                                                                      -----------         -----------
TOTAL SHAREHOLDER'S EQUITY                                            $    89,630         $    81,209
                                                                      -----------         -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                            $ 1,401,999         $ 1,344,881
                                                                      ===========         ===========

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME



FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                         2000             1999            1998
--------------------------------------------------------------------------------------------------------------
REVENUES:
     Fees from separate accounts and policyholder liabilities        $ 19,151         $ 14,670         $10,961
     Premiums                                                             258              175              --
     Net investment income                                             21,054           16,944           9,786
     Net realized investment (losses) gains                            (1,319)            (222)            713
                                                                     --------         --------         -------
TOTAL REVENUE                                                        $ 39,144         $ 31,567         $21,460
                                                                     --------         --------         -------

BENEFITS AND EXPENSES:

     Policyholder benefits and claims                                $ 10,336         $  6,613         $ 4,603
     Amortization of deferred acquisition costs                         7,770            4,287           4,849
     Other insurance expenses                                          14,772           11,834          10,359
                                                                     --------         --------         -------
TOTAL BENEFITS AND EXPENSES                                          $ 32,878         $ 22,734         $19,811
                                                                     --------         --------         -------
INCOME BEFORE INCOME TAXES                                           $  6,266         $  8,833         $ 1,649
                                                                     --------         --------         -------
INCOME TAX (BENEFIT) EXPENSE                                         $   (222)        $  3,095         $   576
                                                                     --------         --------         -------
NET INCOME                                                           $  6,488         $  5,738         $ 1,073
                                                                     ========         ========         =======

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY



                                                                              ACCUMULATED
                                                                                 OTHER           TOTAL
                                   COMMON      ADDITIONAL       RETAINED     COMPREHENSIVE    SHAREHOLDER'S
  ($ thousands)                    STOCK     PAID-IN CAPITAL    EARNINGS     INCOME (LOSS)       EQUITY
-----------------------------------------------------------------------------------------------------------
Balance, January 1, 1998           $2,000        $72,531        $ 2,136        $ 1,095           $77,762
Capital contribution                   --            175             --             --               175
Comprehensive income                   --             --          1,073            357             1,430
                                   ------        -------        -------        -------           -------
BALANCE, DECEMBER 31, 1998         $2,000        $72,706        $ 3,209        $ 1,452           $79,367
                                   ------        -------        -------        -------           -------
Comprehensive income (loss)            --             --          5,738         (3,896)            1,842
                                   ------        -------        -------        -------           -------
BALANCE, DECEMBER 31, 1999         $2,000        $72,706        $ 8,947        $(2,444)          $81,209
                                   ------        -------        -------        -------           -------
Comprehensive income                   --             --          6,488          1,933             8,421
                                   ------        -------        -------        -------           -------
BALANCE, DECEMBER 31, 2000         $2,000        $72,706        $15,435        $  (511)          $89,630
                                   ======        =======        =======        =======           =======


The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS



FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                   2000             1999             1998
-------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:

Net income                                                                    $  6,488         $  5,738         $  1,073
Adjustments to reconcile net income to net cash provided by (used in)
operating activities:
     Amortization of bond discount and premium                                      79              585              434
     Net realized investment losses (gains)                                      1,319              222             (713)
     Provision for deferred income tax                                           1,454            1,857            1,153
     Amortization of deferred acquisition costs                                  7,770            4,287            4,849
     Policy acquisition costs deferred                                         (17,673)         (15,604)         (14,515)
     Benefits to policyholders                                                  10,336            6,613            4,603
     Changes in assets and liabilities:
         Accrued investment income                                                (241)              37             (672)
         Federal income tax recoverable from affiliates                         (1,000)              --               --
         Other assets                                                              (62)           1,378           (1,603)
         Payable to affiliates                                                    (746)            (289)            (231)
         Other liabilities                                                       2,049            3,315              956
                                                                              --------         --------         --------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                           $  9,773         $  8,139         $ (4,666)
                                                                              --------         --------         --------
INVESTING ACTIVITIES:
Fixed maturity securities sold, matured or repaid                             $109,657         $ 73,626         $ 30,591
Fixed maturity securities purchased                                            (99,945)         (78,960)         (24,500)
Net change in investment in unconsolidated affiliates                              (25)              --               --
Net change in short-term investments                                            (6,886)         (31,279)             (34)
Policy loans advanced, net                                                      (1,390)            (378)            (154)
Net change in receivable for undelivered securities                             (6,700)              --               --
                                                                              --------         --------         --------
CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                               $ (5,289)        $(36,991)        $  5,903
                                                                              --------         --------         --------
FINANCING ACTIVITIES:
Deposits to policyholder funds                                                $ 54,403         $ 50,351         $ 14,212
Return of policyholder funds                                                   (67,292)         (20,352)         (10,934)
                                                                              --------         --------         --------
CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES                               $(12,889)        $ 29,999         $  3,278
                                                                              --------         --------         --------
CASH AND CASH EQUIVALENTS:
(Decrease) Increase during the year                                           $ (8,405)        $  1,147         $  4,515
Balance, beginning of year                                                       7,093            5,946            1,431
                                                                              --------         --------         --------
BALANCE, END OF YEAR                                                          $ (1,312)        $  7,093         $  5,946
                                                                              ========         ========         ========


The accompanying notes are an integral part of these financial statements.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
    SEPARATE ACCOUNT B

    Audited Financial Statements

    Year ended December 31, 2000 and period from August 26, 1999 to December 31, 1999 with Report of Independent Auditors

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Audited Financial Statements


                   Year ended December 31, 2000 and period from
                      August 26, 1999 to December 31, 1999






                                    CONTENTS

Report of Independent Auditors...........................................................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity..........................................................   2
Statements of Operations and Changes in Contract Owners' Equity..........................................   3
Notes to Financial Statements............................................................................  11

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of New York Separate Account B

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of New York Separate Account B as of December 31, 2000, and the related statements of operations and changes in contract owners' equity for each of the periods presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York Separate Account B at December 31, 2000, and the results of its operations and the changes in its contract owners' equity for each of the periods presented therein in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

February 2, 2001

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000

ASSETS
Investments at market value:
   Sub-Accounts:
     Aggressive Growth Trust - 17,025 shares (cost $337,650)                              $     304,068
     All Cap Growth Trust - 6,056 shares (cost $147,915)                                        125,063
     Balanced Trust - 128 shares (cost $2,036)                                                    1,974
     Blue Chip Growth Trust - 1,353 shares (cost $26,754)                                        27,228
     Diversified Bond Trust - 32,793 shares (cost $317,625)                                     343,347
     Dynamic Growth Trust - 3,333 shares (cost $29,825)                                          26,600
     Emerging Small Company Trust - 4,142 shares (cost $164,667)                                145,052
     Equity Income Trust - 435 shares (cost $6,585)                                               7,322
     Equity Index Trust - 419 shares (cost $7,445)                                                6,875
     Global Equity Trust - 7,796 shares (cost $130,821)                                         144,075
     Growth Trust - 19,378 shares (cost $462,717)                                               343,766
     Growth and Income Trust - 16,370 shares (cost $501,777)                                    467,195
     High Yield Trust - 245 shares (cost $3,051)                                                  2,849
     International Small Cap Trust - 7,506 shares (cost $158,398)                               123,097
     International Stock Trust - 11,939 shares (cost $172,300)                                  152,936
     International Value Trust - 159 shares (cost $1,833)                                         1,921
     Internet Technologies Trust - 384 shares (cost $3,719)                                       2,698
     Investment Quality Bond Trust - 26 shares (cost $284)                                          308
     Large Cap Growth Trust - 23,670 shares (cost $341,017)                                     297,771
     Mid Cap Blend Trust - 10,577 shares (cost $194,536)                                        185,302
     Mid Cap Index Trust - 133 shares (cost $1,742)                                               1,746
     Mid Cap Stock Trust - 1,131 shares (cost $13,516)                                           13,690
     Money Market Trust - 23,008 shares (cost $230,080)                                         230,080
     Overseas Trust - 1,147 shares (cost $14,946)                                                13,659
     Pacific Rim Emerging Markets Trust - 64 shares (cost $556)                                     523
     Quantitative Equity Trust - 12,826 shares (cost $346,801)                                  336,804
     Real Estate Securities Trust - 171 shares (cost $2,273)                                      2,656
     Science and Technology Trust - 6,660 shares (cost $219,459)                                154,789
     Small Company Blend Trust - 187 shares (cost $3,081)                                         2,117
     Small Company Value Trust - 340 shares (cost $3,977)                                         4,412
     Strategic Bond Trust - 31,066 shares (cost $321,448)                                       339,556
     Total Return Trust - 94 shares (cost $1,195)                                                 1,261
     U.S. Government Securities Trust - 314 shares (cost $4,188)                                  4,264
     U.S. Large Cap Value Trust - 531 shares (cost $7,025)                                        6,950
     Value Trust - 542 shares (cost $7,571)                                                       8,934
     500 Index Trust - 49 shares (cost $559)                                                        556
                                                                                             ----------
Total assets                                                                                 $3,831,444
                                                                                             ==========

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                      $3,831,444
                                                                                             ==========

See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity



                                                                                  SUB-ACCOUNT
                                                     ---------------------------------------------------------------------
                                                     AGGRESSIVE GROWTH  ALL CAP GROWTH       BALANCED     BLUE CHIP GROWTH
                                                     -----------------  ---------------  ---------------  ----------------
                                                         YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                         DEC. 31/00        DEC. 31/00       DEC. 31/00        DEC. 31/00
                                                     -----------------  ---------------  ---------------  ----------------
Income:
   Dividends                                            $      --        $      --        $      --        $      20
Expenses:
   Mortality and expense risks, and
     administrative charges                                    --               --               --               --
                                                        ---------        ---------        ---------        ---------
Net investment income (loss) during the year                   --               --               --               20
Net realized gain (loss) during the year                    5,567            2,738                9               55
Unrealized appreciation (depreciation) during the
   year                                                   (33,582)         (22,851)             (61)             475
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from operations         (28,015)         (20,113)             (52)             550
                                                        ---------        ---------        ---------        ---------

Changes from principal transactions:
   Transfer of net premiums                               354,225          153,600            2,200           28,060
   Transfer on terminations                               (22,142)          (8,424)            (174)          (3,004)
   Transfer on policy loans                                    --               --               --               --
   Net interfund transfers                                     --               --               --            1,622
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from principal
   transactions                                           332,083          145,176            2,026           26,678
                                                        ---------        ---------        ---------        ---------
Total increase (decrease) in assets                       304,068          125,063            1,974           27,228

Assets beginning of year                                       --               --               --               --
                                                        ---------        ---------        ---------        ---------
Assets end of year                                      $ 304,068        $ 125,063        $   1,974        $  27,228
                                                        =========        =========        =========        =========


** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

        See accompanying notes.

                                                       SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
                                       EMERGING           EQUITY           EQUITY            GLOBAL
DIVERSIFIED BOND    DYNAMIC GROWTH    SMALL COMPANY        INCOME            INDEX            EQUITY           GROWTH
----------------  ----------------   --------------   --------------    --------------   ---------------   --------------
  YEAR ENDED        PERIOD ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
 DEC. 31/00**       DEC. 31/00**       DEC. 31/00       DEC. 31/00        DEC. 31/00       DEC. 31/00        DEC. 31/00
----------------  ----------------   --------------   --------------    --------------   ---------------   --------------

$      --            $      --        $      --        $      --           $      --        $      --        $      --


       --                   --               --               --                  --               --               --
---------            ---------        ---------        ---------           ---------        ---------        ---------
       --                   --               --               --                  --               --               --
    2,441                 (131)           3,715               36                  25               53            1,672

   25,722               (3,225)         (19,615)             737                (571)          13,254         (118,951)
---------            ---------        ---------        ---------           ---------        ---------        ---------
   28,163               (3,356)         (15,900)             773                (546)          13,307         (117,279)
---------            ---------        ---------        ---------           ---------        ---------        ---------

  325,738               31,704          171,053            7,841               8,721          138,000          495,790
  (10,554)              (2,685)         (10,101)          (1,292)             (1,300)          (7,232)         (34,745)
       --                   --               --               --                  --               --               --
       --                  937               --               --                  --               --               --
---------            ---------        ---------        ---------           ---------        ---------        ---------
  315,184               29,956          160,952            6,549               7,421          130,768          461,045
---------            ---------        ---------        ---------           ---------        ---------        ---------
  343,347               26,600          145,052            7,322               6,875          144,075          343,766

       --                   --               --               --                  --               --               --
---------            ---------        ---------        ---------           ---------        ---------        ---------
$ 343,347            $  26,600        $ 145,052        $   7,322           $   6,875        $ 144,075        $ 343,766
=========            =========        =========        =========           =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                                  SUB-ACCOUNT
                                                      --------------------------------------------------------------------
                                                                                                            INTERNATIONAL
                                                              GROWTH AND INCOME             HIGH YIELD        SMALL CAP
                                                      -------------------------------    --------------    --------------
                                                        YEAR ENDED       PERIOD ENDED      YEAR ENDED        YEAR ENDED
                                                        DEC. 31/00        DEC. 31/99*      DEC. 31/00        DEC. 31/00
                                                      --------------     ------------    --------------    --------------
Income:
   Dividends                                            $      35        $      --        $       2        $      --
Expenses:
   Mortality and expense risks, and
     administrative charges                                    --               --               --               --
                                                        ---------        ---------        ---------        ---------
Net investment income (loss) during the year                   35               --                2               --
Net realized gain (loss) during the year                      869               --              (38)            (540)
Unrealized appreciation (depreciation) during the
   year                                                   (34,597)              15             (202)         (35,301)
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from operations         (33,693)              15             (238)         (35,841)
                                                        ---------        ---------        ---------        ---------
Changes from principal transactions:
   Transfer of net premiums                               528,869              403            4,122          163,807
   Transfer on terminations                               (28,253)            (146)          (1,035)          (5,494)
   Transfer on policy loans                                    --               --               --               --
   Net interfund transfers                                     --               --               --              625
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from principal
   transactions                                           500,616              257            3,087          158,938
                                                        ---------        ---------        ---------        ---------
Total increase (decrease) in assets                       466,923              272            2,849          123,097

Assets beginning of year                                      272               --               --               --
                                                        ---------        ---------        ---------        ---------
Assets end of year                                      $ 467,195        $     272        $   2,849        $ 123,097
                                                        =========        =========        =========        =========


* Reflects the period from commencement of operations August 26, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

        See accompanying notes.

                                                        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL     INTERNATIONAL       INTERNET         INVESTMENT
      STOCK             VALUE         TECHNOLOGIES      QUALITY BOND   LARGE CAP GROWTH   MID CAP BLEND     MID CAP INDEX
 --------------    --------------     ------------    --------------   ----------------  --------------     -------------
   YEAR ENDED        YEAR ENDED       PERIOD ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED       PERIOD ENDED
   DEC. 31/00        DEC. 31/00       DEC. 31/00**      DEC. 31/00        DEC. 31/00       DEC. 31/00       DEC. 31/00**
 --------------    --------------     ------------    --------------   ----------------  --------------     -------------
 $       --          $    --           $    --          $   --          $       --        $      61          $    --


         --               --                --              --                  --               --               --
   --------           ------            ------            ----            --------         --------           ------
         --               --                --              --                  --               61               --
        919              (18)             (214)              2               2,400            1,089               --

    (19,364)              88            (1,021)             24             (43,246)          (9,234)               4
   --------           ------            ------            ----            --------         --------           ------
    (18,445)              70            (1,235)             26             (40,846)          (8,084)               4
   --------           ------            ------            ----            --------         --------           ------

    179,836            2,242             4,347             342             355,956          203,801            1,775
     (8,455)            (391)           (1,039)            (60)            (17,339)         (10,415)             (33)
         --               --                --              --                  --               --               --
         --               --               625              --                  --               --               --
   --------           ------            ------            ----            --------         --------           ------
    171,381            1,851             3,933             282             338,617          193,386            1,742
   --------           ------            ------            ----            --------         --------           ------
    152,936            1,921             2,698             308             297,771          185,302            1,746

         --               --                --              --                  --               --               --
   --------           ------            ------            ----            --------         --------           ------
   $152,936           $1,921            $2,698            $308            $297,771         $185,302           $1,746
   ========           ======            ======            ====            ========         ========           ======

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                                  SUB-ACCOUNT
                                                      --------------------------------------------------------------------
                                                          MID CAP            MONEY           OVERSEAS        PACIFIC RIM
                                                           STOCK            MARKET                        EMERGING MARKETS
                                                      ---------------   --------------   --------------   ----------------
                                                        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                        DEC. 31/00        DEC. 31/00       DEC. 31/00        DEC. 31/00
                                                      ---------------   --------------   --------------   ----------------
Income:
   Dividends                                            $      --        $   5,232        $      --        $      --
Expenses:
   Mortality and expense risks, and
     administrative charges                                    --               --               --               --
                                                        ---------        ---------        ---------        ---------
Net investment income (loss) during the year                   --            5,232               --               --
Net realized gain (loss) during the year                       15               --                1             (129)
Unrealized appreciation (depreciation) during the
   year                                                       174               --           (1,287)             (34)
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from operations             189            5,232           (1,286)            (163)
                                                        ---------        ---------        ---------        ---------
Changes from principal transactions:
   Transfer of net premiums                                14,481          245,912           17,042              659
   Transfer on terminations                                  (980)         (10,047)          (2,097)              27
   Transfer on policy loans                                    --               --               --               --
   Net interfund transfers                                     --          (11,017)              --               --
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from principal
   transactions                                            13,501          224,848           14,945              686
                                                        ---------        ---------        ---------        ---------
Total increase (decrease) in assets                        13,690          230,080           13,659              523

Assets beginning of year                                       --               --               --               --
                                                        ---------        ---------        ---------        ---------
Assets end of year                                      $  13,690        $ 230,080        $  13,659        $     523
                                                        =========        =========        =========        =========


* Reflects the period from commencement of operations August 26, 1999 through December 31, 1999.

See accompanying notes.

                                                        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
                                       REAL ESTATE      SCIENCE AND      SMALL COMPANY    SMALL COMPANY       STRATEGIC
        QUANTITATIVE EQUITY            SECURITIES        TECHNOLOGY          BLEND            VALUE             BOND
 ---------------------------------   --------------   --------------    --------------   --------------    --------------
 YEAR ENDED DEC.  PERIOD ENDED DEC.  YEAR ENDED DEC.  YEAR ENDED DEC.   YEAR ENDED DEC.  YEAR ENDED DEC.   YEAR ENDED DEC.
      31/00             31/99*            31/00            31/00             31/00            31/00             31/00
 --------------   ----------------   --------------   --------------    --------------   --------------    --------------
      $    277            $ --             $   --          $     44           $  214           $   --           $     --


            --              --                 --                --               --               --                 --
      --------            ----             ------          --------           ------           ------           --------
           277              --                 --                44              214               --                 --
         3,469              --                 13             1,705              (59)              55              1,855

       (10,022)             25                383           (64,670)            (964)             435             18,108
      --------            ----             ------          --------           ------           ------           --------
        (6,276)             25                396           (62,921)            (809)             490             19,963
      --------            ----             ------          --------           ------           ------           --------

       357,658             403              2,459           234,337            3,136            5,000            330,616
       (17,682)           (147)              (199)          (19,138)            (835)          (1,078)           (11,023)
            --              --                 --                --               --               --                 --
         2,823              --                 --             2,511              625               --                 --
      --------            ----             ------          --------           ------           ------           --------
       342,799             256              2,260           217,710            2,926            3,922            319,593
      --------            ----             ------          --------           ------           ------           --------
       336,523             281              2,656           154,789            2,117            4,412            339,556

           281              --                 --                --               --               --                 --
      --------            ----             ------          --------           ------           ------           --------
      $336,804            $281             $2,656          $154,789           $2,117           $4,412           $339,556
      ========            ====             ======          ========           ======           ======           ========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                                  SUB-ACCOUNT
                                                      -------------------------------------------------------------------
                                                           TOTAL        U.S. GOVERNMENT   U.S. LARGE CAP
                                                           RETURN         SECURITIES          VALUE             VALUE
                                                      --------------    --------------   --------------    --------------
                                                      YEAR ENDED DEC.   YEAR ENDED DEC.  YEAR ENDED DEC.   YEAR ENDED DEC.
                                                           31/00             31/00            31/00             31/00
                                                      --------------    --------------   --------------    --------------
Income:
   Dividends                                               $    --            $   --           $   --            $   --
Expenses:
   Mortality and expense risks, and
     administrative charges                                     --                --               --                --
                                                            ------            ------           ------            ------
Net investment income (loss) during the year                    --                --               --                --
Net realized gain (loss) during the year                         7                --               (2)               54
Unrealized appreciation (depreciation) during the
   year                                                         66                77              (75)            1,363
                                                            ------            ------           ------            ------
Net increase (decrease) in assets from operations               73                77              (77)            1,417
                                                            ------            ------           ------            ------
Changes from principal transactions:
   Transfer of net premiums                                    212             4,203            8,797             9,068
   Transfer on terminations                                   (273)              (16)          (1,770)           (1,551)
   Transfer on policy loans                                     --                --               --                --
   Net interfund transfers                                   1,249                --               --                --
                                                            ------            ------           ------            ------
Net increase (decrease) in assets from principal
   transactions                                              1,188             4,187            7,027             7,517
                                                            ------            ------           ------            ------
Total increase (decrease) in assets                          1,261             4,264            6,950             8,934

Assets beginning of year                                        --                --               --                --
                                                            ------            ------           ------            ------
Assets end of year                                          $1,261            $4,264           $6,950            $8,934
                                                            ======            ======           ======            ======


* Reflects the period from commencement of operations August 26, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

   SUB-ACCOUNT
----------------
    500 INDEX                    TOTAL
----------------   -------------------------------
 PERIOD ENDED        YEAR ENDED      PERIOD ENDED
 DEC. 31/00**        DEC. 31/00       DEC. 31/99*
----------------   --------------     ------------
      $    1         $      5,886         $   --


          --                   --             --
        ----           ----------           ----
           1                5,886             --
          --               27,633             --

          (3)            (357,966)            40
        ----           ----------           ----
          (2)            (324,447)            40
        ----           ----------           ----

         701            4,396,310            806
        (143)            (240,972)          (293)
          --                   --             --
          --                   --             --
        ----           ----------           ----
         558            4,155,338            513
        ----           ----------           ----
         556            3,830,891            553

          --                  553             --
        ----           ----------           ----
        $556           $3,831,444           $553
        ====           ==========           ====

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2000

1. ORGANIZATION

The Manufacturers Life Insurance Company of New York Separate Account B (the Account) is a separate account established by The Manufacturers Life Insurance Company of New York (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and invests in forty-seven sub-accounts of Manufacturers Investment Trust (the Trust). The Account is a funding vehicle for single premium and variable universal life contracts (the Contracts) issued by the Company. The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America (MNA). MNA is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust. Manufacturers Investment Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, effective May 2, 2000 the following sub-account of the Account has been replaced with a new fund as follows:

   PREVIOUS FUND                     NEW FUND
   -------------                     --------
Mid Cap Growth Trust             All Cap Growth Trust

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)


1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of Manufacturers Life of
America:

                                            COMMENCEMENT OF OPERATIONS OF THE SUB-ACCOUNTS

Dynamic Growth Trust                                         May 2, 2000
International Index Trust                                    May 2, 2000
International Value Trust                                    May 1, 1999
Internet Technologies Trust                                  May 2, 2000
Mid Cap Index Trust                                          May 2, 2000
Mid Cap Stock Trust                                          May 1, 1999
Small Cap Index Trust                                        May 2, 2000
Small Company Blend Trust                                    May 1, 1999
Tactical Allocation Trust                                    May 2, 2000
Total Return Trust                                           May 1, 1999
Total Stock Market Index Trust                               May 2, 2000
U.S. Large Cap Value Trust                                   May 1, 1999
500 Index Trust                                              May 2, 2000

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. CONTRACT CHARGES

The Company currently makes no deductions from purchase payments for sales charges at the time of purchase. In the event of a surrender, surrender charges may be made by the Company to cover sales expenses and administrative expenses associated with underwriting and policy issue. Each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risk and charges for supplementary benefits is deducted from the policy value.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)


4. PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the year ended December 31, 2000.

                                                           PURCHASES          SALES
                                                           ---------          -----

Aggressive Growth Trust                                 $    385,158       $   53,075
All Cap Growth Trust                                         170,478           25,302
Balanced Trust                                                 2,181              155
Blue Chip Growth Trust                                        28,359            1,661
Diversified Bond Trust                                       365,975           50,792
Dynamic Growth Trust                                          30,471              515
Emerging Small Company Trust                                 187,343           26,391
Equity Income Trust                                            7,732            1,184
Equity Index Trust                                             8,596            1,175
Global Equity Trust                                          132,414            1,646
Growth Trust                                                 511,631           50,586
Growth and Income Trust                                      552,519           51,868
High Yield Trust                                               3,808              719
International Small Cap Trust                                183,324           24,386
International Stock Trust                                    195,998           24,617
International Value Trust                                      2,124              273
Internet Technologies Trust                                    4,298              366
Investment Quality Bond Trust                                    335               53
Large Cap Growth Trust                                       385,755           47,138
Mid Cap Blend Trust                                          218,198           24,751
Mid Cap Index Trust                                            1,742                -
Mid Cap Stock Trust                                           13,792              292
Money Market Trust                                           292,455           62,375
Overseas Trust                                                16,505            1,560
Pacific Rim Emerging Markets Trust                            15,474           14,788
Quantitative Equity Trust                                    395,874           52,798
Real Estate Securities Trust                                   2,436              176
Science and Technology Trust                                 243,770           26,016
Small Company Blend Trust                                      3,988              848
Small Company Value Trust                                      4,992            1,070
Strategic Bond Trust                                         368,639           49,045
Total Return Trust                                             1,414              226
U.S. Government Securities Trust                               4,211               23
U.S. Large Cap Value Trust                                     8,187            1,159
Value Trust                                                    8,859            1,342
500 Index Trust                                                  592               32
                                                          ----------         --------
Total                                                     $4,759,627         $598,403
                                                          ==========         ========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)



5. UNIT VALUES

A summary of the accumulation unit values outstanding at December 31, 2000 and 1999 and the accumulation units and dollar value outstanding at December 31, 2000 for the variable life contracts are as follows:

                                                 1999                           2000
                                         -------------------------------------------------------------------
                                                 UNIT            UNIT
                                                VALUE            VALUE               UNITS           DOLLARS
                                         -------------------------------------------------------------------
Aggressive Growth Trust                  $          --       $       13.48           22,559       $  304,068
All Cap Growth Trust                                --               12.86            9,724          125,063
Balanced Trust                                      --                8.83              223            1,974
Blue Chip Growth Trust                              --               11.36            2,397           27,228
Diversified Bond Trust                              --               11.03           31,136          343,347
Dynamic Growth Trust                                --                7.98            3,333           26,600
Emerging Small Company Trust                        --               16.66            8,705          145,052
Equity Income Trust                                 --               11.37              644            7,322
Equity Index Trust                                  --               10.54              653            6,875
Global Equity Trust                                 --               11.28           12,777          144,075
Growth Trust                                        --                9.75           35,265          343,766
Growth and Income Trust                          11.40               10.59           44,117          467,195
High Yield Trust                                    --                9.76              292            2,849
International Small Cap Trust                       --               12.79            9,624          123,097
International Stock Trust                           --               10.48           14,599          152,936
International Value Trust                           --               12.14              158            1,921
Internet Technologies Trust                         --                7.03              384            2,698
Investment Quality Bond Trust                       --               10.81               29              308
Large Cap Growth Trust                              --               10.42           28,570          297,771
Mid Cap Blend Trust                                 --               11.70           15,842          185,302
Mid Cap Index Trust                                 --               13.39              130            1,746
Mid Cap Stock Trust                                 --               12.10            1,131           13,690
Money Market Trust                                  --               11.07           20,792          230,080
Overseas Trust                                      --               10.87            1,256           13,659
Pacific Rim Emerging Markets Trust                  --               11.95               44              523
Quantitative Equity Trust                        11.76               12.50           26,944          336,804
Real Estate Securities Trust                        --               11.50              231            2,656
Science and Technology Trust                        --               12.59           12,290          154,789
Small Company Blend Trust                           --               12.90              164            2,117
Small Company Value Trust                           --               11.37              388            4,412
Strategic Bond Trust                                --               10.96           30,987          339,556
Total Return Trust                                  --               13.72               92            1,261
U.S. Government Securities Trust                    --               11.10              384            4,264
U.S. Large Cap Value Trust                          --               13.20              527            6,950
Value Trust                                         --               11.73              761            8,934
500 Index Trust                                     --               11.30               49              556
                                                                                                  ----------
Total                                                                                             $3,831,444
                                                                                                  ==========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)



6. RELATED PARTY TRANSACTIONS

The Company has a formal service agreement with its affiliate, The Manufacturers Life Insurance Company, which can be terminated by either party upon thirty days notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services. The Company has an underwriting agreement with its affiliate, Manufacturers Securities Services LLC (MSS). MSS has an Administrative Services Agreement with Wood Logan for marketing services for the sale of variable universal life contracts.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (hereinafter referred to as "the Company") is a stock life insurance company which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department ("the Department") granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America (hereinafter referred to as "MNA"), which is, in turn, a wholly-owned subsidiary of Manulife-Wood Logan Holding Co., Inc. (hereinafter referred to as "MWLH"). MWLH is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"); prior to June 1, 1999, MLI indirectly owned 85% of MWLH, and minority shareholders associated with MWLH owned the remaining 15%. MLI is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company. MFC and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues individual and group annuity and individual life insurance contracts (collectively, the contracts) in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a noninsulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in either the shares of various portfolios of the Manufacturers Investment Trust (hereinafter referred to as "MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

         Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to MIT, the principal underwriter for the variable contracts and exclusive distributor of all contracts issued by the Company.

         Marketing services for the sale of all contracts issued by the Company and other services are provided by certain affiliates of the Company pursuant to an Administrative Services Agreement and an Investment Services Agreement between the Company and MLI. Currently, services are provided by MLI, MWLH, MNA and The Manufacturers Life Insurance Company
         (USA) ("ManUSA").

         On October 31, 1998, the Company received a 10% interest in the members' equity of MSS from MNA, the managing member of MSS. The Company treated the receipt of its equity interest as a contribution to paid-in capital of $175. In March 2000, the Company's investment in MSS increased by an additional $25.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP").

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

      b) INVESTMENTS

         The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at amortized cost, which approximates fair value.

      c) CASH EQUIVALENTS

         The Company considers all liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

      d) DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses which vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally

      d) DEFERRED ACQUISITION COSTS ("DAC") (CONTINUED)

         in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance policies is charged to expense over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year end, DAC is adjusted for the impact on estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed.

      e) POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities equal the policyholder account value for the fixed portion of annuity contracts and for investment pension contracts with no substantial mortality risk. Account values are increased for deposits received and interest credited, and are reduced by withdrawals. For traditional nonparticipating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

      f) SEPARATE ACCOUNTS

         Separate account assets and liabilities that are reported in the accompanying balance sheets represent investments in either MIT, which are mutual funds that are separately administered for the exclusive benefit of the policyholders of the Company and its affiliates, or open-end investment management companies offered and managed by unaffiliated third parties, which are mutual funds that are separately administered for the benefit of the Company's policyholders and other contract owners. These assets and liabilities are reported at fair value. The policyholders, rather than the Company, bear the investment risk. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder funds are included in revenues.

      g) REVENUE RECOGNITION

         Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, and surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional nonparticipating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting.

      h) POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for annuity contracts and investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

      i) INCOME TAXES

         Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

3.       INVESTMENTS AND INVESTMENT INCOME

      a) FIXED-MATURITY SECURITIES

         At December 31, 2000 and 1999, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                                                          GROSS
                                                                  GROSS                 UNREALIZED
AS AT DECEMBER 31                                             UNREALIZED GAINS            LOSSES                   FAIR VALUE
                                    AMORTIZED       COST      ----------------     --------------------      ---------------------
($ thousands)                          2000         1999      2000        1999       2000         1999          2000         1999
----------------------------------------------------------------------------------------------------------------------------------
U.S. government                      $ 39,529    $ 21,147     $364        $ --     $    (5)     $  (536)     $ 39,888     $ 20,611
Corporate securities                   66,950      92,532      591         122      (1,076)      (2,486)       66,465       90,168
Mortgage-backed securities              6,796       8,278        6          27         (26)        (184)        6,776        8,121
Foreign governments                        --       2,414       --          23          --           --            --        2,437
States/political subdivisions           1,058       1,058        1          --          --          (94)        1,059          964
                                     --------    --------     ----        ----     -------      -------      --------     --------
TOTAL FIXED-MATURITY SECURITIES      $114,333    $125,429     $962        $172     $(1,107)     $(3,300)     $114,188     $122,301
                                     ========    ========     ====        ====     =======      =======      ========     ========

         Proceeds from sales of fixed-maturity securities during 2000 were $54,082 (1999, $60,595; 1998, $17,985). Gross gains of $245 and gross losses of $1,550 were realized on those sales (gross gains and losses were $301 and $523 for 1999; and $715 and $2 for 1998, respectively).

      a) FIXED-MATURITY SECURITIES (CONTINUED)

         The contractual maturities of fixed-maturity securities at December 31, 2000 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                                       AMORTIZED COST           FAIR VALUE
------------------------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES
            One year or less                                    $  46,029             $  46,090
            Greater than 1; up to 5 years                          33,186                33,398
            Greater than 5; up to 10 years                         18,244                18,547
            Due after 10 years                                     10,078                 9,377
            Mortgage-backed securities                              6,796                 6,776
                                                                 --------              --------
         TOTAL FIXED-MATURITY SECURITIES                         $114,333              $114,188
                                                                 ========              ========

         Fixed-maturity securities with a fair value of $437 and $438 at December 31, 2000 and 1999, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

        b) INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31

         ($ thousands)                        2000             1999            1998
         ---------------------------------------------------------------------------
         Fixed-maturity securities        $  7,910         $  8,147         $ 8,338
         Other invested assets              10,053            7,476             830
         Short-term investments              3,228            1,443             762
                                          --------         --------         -------
         Gross investment income            21,191           17,066           9,930
                                          --------         --------         -------
         Investment expenses                  (137)            (122)           (144)
                                          --------         --------         -------
         NET INVESTMENT INCOME            $ 21,054         $ 16,944         $ 9,786
                                          ========         ========         =======

         The Company includes income earned from its equity investment in MSS in the other invested assets category. Income earned from the Company's investment in MSS was $9,970, $7,453 and $813 for the years ended December 31, 2000, 1999 and 1998, respectively.

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:



         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                        2000            1999           1998
         -----------------------------------------------------------------------------------------
         NET INCOME                                         $ 6,488         $ 5,738         $1,073
                                                            -------         -------         ------
         OTHER COMPREHENSIVE INCOME (LOSS), NET OF

         TAX:

           Unrealized holding gains (losses) arising
             during the year                                  1,076          (4,038)           820
             Less:
               Reclassification adjustment for realized
                 (losses) gains included in net income         (857)           (142)           463
                                                            -------         -------         ------
           Other comprehensive  income (loss)                 1,933          (3,896)           357
                                                            -------         -------         ------
         COMPREHENSIVE INCOME                               $ 8,421         $ 1,842         $1,430
                                                            =======         =======         ======

         Other comprehensive income (loss) is reported net of income taxes (benefit) of $293, $(1,088) and $192 for 2000, 1999 and 1998, respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                     2000             1999             1998
         ------------------------------------------------------------------------------------------
         Balance at January 1                           $ 50,476         $ 36,831         $ 28,364
         Capitalization                                   17,673           15,604           14,515
         Amortization                                     (7,770)          (4,287)          (4,849)
         Effect of net unrealized (gains) losses
              on securities available-for-sale              (774)           2,328           (1,199)
                                                        --------         --------         --------
         BALANCE AT DECEMBER 31                         $ 59,605         $ 50,476         $ 36,831
                                                        ========         ========         ========

6.       INCOME TAXES

         The components of income tax (benefit) expense were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                      2000           1999           1998
         -----------------------------------------------------------------------
         Current (benefit) expense        $(1,676)        $1,238        $  (577)
         Deferred expense                   1,454          1,857          1,153
                                          -------         ------        -------
         TOTAL (BENEFIT) EXPENSE          $  (222)        $3,095        $   576
                                          =======         ======        =======

         Included in the current benefit for 2000 is a $1,869 one time reduction of tax expense for periods prior to 2000. This resulted from a new IRS technical memorandum clarifying the treatment of dividends received deduction for Separate Accounts. The tax benefit pertaining to 2000 earnings is $560.

         Components of the Company's net deferred tax liability are as follows:

         AS AT DECEMBER 31
         ($ thousands)                                                   2000            1999
         --------------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
            Reserves                                                   $   961         $   708
            Net operating loss carryforwards                             1,811              --
             Net capital loss carryforwards                                540              --
             Unrealized losses on securities available-for-sale            183             963
                                                                       -------         -------
         Gross deferred tax assets:                                      3,495           1,671
             Valuation allowance                                          (171)           (657)
                                                                       -------         -------
         Net deferred tax assets                                         3,324           1,014
                                                                       -------         -------
         DEFERRED TAX LIABILITIES:

            Deferred acquisition costs                                  (8,782)         (5,147)
            Other                                                         (671)           (249)
                                                                       -------         -------
         Total deferred tax liabilities                                 (9,453)         (5,396)
                                                                       -------         -------
         NET DEFERRED TAX LIABILITY                                    $(6,129)        $(4,382)
                                                                       =======         =======

         As of December 31, 2000 and 1999, the Company had unrealized capital losses in its available for sale portfolio. Under federal tax law, utilization of these capital losses, when realized, is limited to use as an offset against capital gains. The Company believes that it is more likely than not that it will be unable to realize the benefit of the full deferred tax asset related to the net unrealized capital losses. The Company has therefore established a valuation allowance for the amount in excess of the available capital gains at each balance sheet date. The Company believes that it will realize the full benefit of its remaining deferred tax assets.

         The Company participates as a member of the MWLH-affiliated group, filing a consolidated federal income tax return. The Company files a separate State of New York return. The method of allocation between the companies is subject to a tax-sharing agreement under which the tax liability is allocated to each member of the group on a pro rata basis based on the relationship that the member's tax liability (computed on a separate-return basis) bears to the tax liability of the consolidated group. The tax charge to the Company will not be more than the Company

6.       INCOME TAXES (CONTINUED)

         would have paid on a separate-return basis. Settlements of taxes are made periodically with the parent.

         The Company received refunds of $420 and $719 in 2000 and 1999, respectively, and made a tax payment of $1,121 in 1998.

         At December 31, 2000, the Company has operating loss carryforwards of $5,174 that expire in 2015.

7.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

         AS AT DECEMBER 31
         ($ thousands)                                     2000          1999
         ----------------------------------------------------------------------
         AUTHORIZED, ISSUED AND OUTSTANDING:
             2,000,000 Common shares, par value $1        $2,000        $2,000
                                                          ------        ------

         The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

         The aggregate statutory capital and surplus of the Company at December 31, 2000 was $60,485 (1999, $63,470). The aggregate statutory net
         (loss) income of the Company for the year ended 2000 was $(3,010); [1999 - $932, 1998 - $(5,678)]. State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP in the United States followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, nonadmitted asset balances and reserves.

8.       REINSURANCE

         The Company has treaties with eight reinsurers, seven unaffiliated and one affiliated, to reinsure any face amounts in excess of $100 for its traditional nonparticipating insurance products. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. To date, there have been no reinsurance recoveries under these agreements.

         Effective July 1, 2000, the Company entered into deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. During 2000, the Company incurred $395 in reinsurance costs. The agreements have a term of fifteen years; at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

9.       RELATED-PARTY TRANSACTIONS

         The Company utilizes various services provided by MLI and affiliates, such as legal, personnel, investment accounting and other corporate services. Pursuant to a plan of operations, all intercompany expenses are billed through MLI. For the years ended December 31, 2000, 1999 and 1998, MLI billed the Company expenses of $9,101, $6,595 and $4,775, respectively. At December 31, 2000 and 1999, the Company had a net liability to MLI of $2,407 and $2,664, respectively, for those services.

         All commissions are paid to MSS by the Company, and MWL marketing services expenses are paid by MLI, who is then reimbursed by the Company. Underwriting commissions and marketing services expense of $21,868, $19,575, and $17,838 was incurred during the years ended December 31, 2000, 1999, and 1998, respectively. At December 31, 2000 and 1999, the Company had a net liability of $672 and $1,161, respectively, for these services. In addition, the Company has a receivable from MSS relating to distributions of $967 and $727, which are included in accrued investment income at December 31, 2000, and 1999, respectively.

         The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial conditions or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation (see also Notes 1, 6, 8, 11 and 14 for additional related-party transactions).

10.      BORROWED MONEY

         The Company has an unsecured line of credit with State Street Bank and Trust in the amount of $5,000, bearing interest rates which vary based upon changes in the bank's money market rate. There were no outstanding advances under the line of credit at December 31, 2000 and 1999.

11.      EMPLOYEE BENEFITS

      a) RETIREMENT PLAN

         The Company participates in a noncontributory pension plan; which is sponsored by the Company's indirect parent ManUSA. The Cash Balance Plan ("the Plan") provides pension benefits based on length of service and interest credits are a function of interest rate levels. Pension benefits are provided to those participants after three years of vesting service, and the normal retirement benefit is actuarially equivalent to the cash balance account at normal retirement date. The normal form of payment under the Plan is a life annuity, with various optional forms available.

      a) RETIREMENT PLAN (CONTINUED)

         Actuarial valuation of accumulated plan benefits are based on projected salaries and best estimates of investment yields on plan assets, mortality of participants, employee termination and ages at retirement. Pension costs relating to current service and amortization of experience gains and losses are amortized to income over the estimated average remaining service lives of the participants. No pension expense was recognized by the sponsor in 2000, 1999 or 1998 because the plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2000, the projected benefit obligation based on an assumed interest rate of 7.25% was $51,854. The fair value of plan assets is $80,982.

      b) 401(K) PLAN

         The Company participates in a defined contribution 401(k) Savings Plan sponsored by ManUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material.

      c) OTHER POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plan, the Company participates in the postretirement benefit plan of ManUSA, which provides retiree medical and life insurance benefits to those who have attained age 55, with 10 or more years of service. The plan provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered dependents reach age 65, Medicare provides primary coverage and the plan provides secondary coverage. There is no contribution for post-age 65 coverage, and no contributions are required for retirees for life insurance coverage. The plan is unfunded.

         The postretirement benefit cost of the Company, which includes the expected cost of post-retirement benefits for newly eligible employees and for vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience is accounted for by the plan sponsor, ManUSA.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:

                                                          2000                                1999
         ----------------------------------------------------------------------------------------------------
                                               CARRYING           FAIR            CARRYING            FAIR
                                                VALUE             VALUE             VALUE             VALUE
         ----------------------------------------------------------------------------------------------------
         Assets:
         Fixed-maturity securities           $  114,188        $  114,188        $  122,301        $  122,301
         Policy loans                             2,320             2,320               930               930
         Short-term investments                  48,200            48,200            41,311            41,311
         Cash and cash equivalents                   --                --             7,093             7,093
         Separate account assets              1,165,991         1,165,991         1,119,103         1,119,103

         Liabilities:
         Policyholder liabilities and        $  128,551        $  124,592        $  131,104        $  126,298
         accruals
         Cash overdraft                           1,312             1,312                --                --
         Separate account liabilities         1,165,991         1,165,991         1,119,103         1,119,103

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed-Maturity Securities: Fair values for fixed-maturity securities are obtained from an independent pricing service.

         Policy Loans:  Carrying values approximate fair values.

         Short-Term Investment, Cash and Cash Equivalents and Cash Overdraft:
         Carrying values approximate fair values.

         Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk (deferred annuities) are estimated to be the cash surrender value or the cost the Company would incur to extinguish the liability.

13.      LEASES

         The Company leases office space under various operating lease agreements which will expire between 2000 and 2005. For the years ended December 31, 2000, 1999 and 1998 the Company incurred rent expense of $248, $166 and $95, respectively.

         The minimum lease payments associated with the office space under the operating lease agreements are as follows:


                YEAR ENDED          MINIMUM LEASE PAYMENTS
                ------------------------------------------
                2001                   $  229
                2002                      219
                2003                      222
                2004                      226
                2005 and after            154
                                       ------
                TOTAL                  $1,050
                                       ======

14.      CAPITAL MAINTENANCE AGREEMENT

         Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

15.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.